UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/08/2010

Kansas City Southern de Mexico, S.A. de C.V.
(Exact name of registrant as specified in its charter)

Commission File Number:  333-08322

Mexico	N/A
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Montes Urales 625
Lomas de Chapultepec
11000 Mexico, D.F.
Mexico
(Address of principal executive offices, including zip code)

+ (5255) 9178-5836
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Kansas City Southern de Mexico, S.A. de C.V. ("KCSM"), is filing under Item 8.01 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the news release issued by KCSM's ultimate parent, Kansas City Southern ("KCS"), dated July 8, 2010, entitled "KCS Suffers Service Disruptions in Northern Mexico Due to Hurricane Alex."

Item 9.01.    Financial Statements and Exhibits

(d)

Exhibit 99.1 News Release issued by Kansas City Southern dated July 8, 2010, entitled "KCS Suffers Service Disruptions in Northern Mexico Due to Hurricane Alex."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kansas City Southern de Mexico, S.A. de C.V.

Date: July 09, 2010	By:	/s/ Michael W. Upchurch
Michael W. Upchurch
Chief Financial Officer (Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	News Release issued by Kansas City Southern dated July 8, 2010, entitled "KCS Suffers Service Disruptions in Northern Mexico Due to Hurricane Alex."